UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

Jabil Circuit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 577-9749

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 26, 2012, Jabil Circuit, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the record date of November 28, 2011, 209,535,937 shares of the Company’s Common Stock were outstanding and entitled to vote. Of this amount, 190,538,176 shares, representing approximately 90.9% of the total number of eligible voting shares, were represented in person or by proxy constituting a quorum (which number includes 4,304,552 shares for which proxies were granted but not voted because the Company’s transfer agent inadvertently did not timely inform the proxy holders that proxies had been granted with respect to those shares (such shares are included below in the “NON VOTES” column below)). Set forth below are the voting results from the proposals presented for a stockholder vote at such meeting, each of which received a sufficient number of votes to pass.

The following tables set forth the votes cast with respect to each of these matters:

1. Election of Directors:

	FOR	WITHHOLD	NON VOTES
Martha F. Brooks	162,872,802	1,603,510	26,061,864
Mel S. Lavitt	156,796,288	7,680,024	26,061,864
Timothy L. Main	162,057,906	2,418,406	26,061,864
William D. Morean	157,784,693	6,691,352	26,061,864
Lawrence J. Murphy	156,919,249	7,557,063	26,061,864
Frank A. Newman	160,939,237	3,537,075	26,061,864
Steven A. Raymund	160,981,862	3,494,450	26,061,864
Thomas A. Sansone	158,010,483	6,465,562	26,061,864
David M. Stout	161,768,027	2,708,285	26,061,864

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending August 31, 2012:

FOR	AGAINST	ABSTAIN	NON VOTES
183,443,422	2,714,353	75,849	4,304,552

3. To conduct an advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	NON VOTES
153,136,550	11,171,146	168,816	26,061,864

4. To conduct an advisory vote on the frequency of future advisory votes on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON VOTES
150,948,168	285,866	13,011,929	230,349	26,061,864

In light of the voting results on this advisory proposal, and consistent with the Board of Directors’ prior recommendation to the Company’s stockholders, the Board of Directors has determined that, until the next required stockholder vote on the frequency of future stockholder advisory votes on executive compensation or until the Board of Directors determines that such vote shall be conducted at a different interval, the Company will hold an advisory vote on executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC.
(Registrant)

February 1, 2012	By:	/s/ Robert L. Paver
Robert L. Paver,
General Counsel and Corporate Secretary